FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): January 4, 2007

                          GLOBETEL COMMUNICATIONS CORP.
             (Exact Name of Registrant as Specified in Its Charter)

          Delaware                      0-23532                  88-0292161
(State or Other Jurisdiction    (Commission File Number)    (I.R.S. Employer
      of Incorporation)                                   Identification No.)

        9050 Pines Blvd., Suite 255, Pembroke Pines, FL            33024
          (Address of Principal Executive Offices)               (Zip Code)

      Registrant's telephone number, including area code: 954-241-0590


            Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d- 2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e- 4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 4.01   Change in Registrant's Certifying Accountant

            (a) On January 4, 2007, the Audit Committee of the Board of Directors dismissed Dohan and Company., CPAs PA as the Company's certifying accountant.

During the two years ended December 31, 2005 and December 31, 2004 and the subsequent interim periods through August 14, 2006, there were no disagreements with Dohan & Co. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Dohan & Co. would have caused them to make reference in connection with their report to the subject matter of the disagreement, and Dohan and Company has not advised the Company of any reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The report of independent registered public accounting firm of Dohan and Company as of and for the two years ended December 31, 2005 and December 31, 2004, did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to audit scope or accounting principle.

            (b) On January 4, 2007 the Company engaged McKean Paul Chrycy Fletcher & Co. as the Company's certifying accountants. During the two years ended December 31, 2005, and through January 4, 2007, the Company did not consult with McKean Paul Chrycy Fletcher & Co. regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

A copy of the forgoing disclosures was provided to Dohan and Company. prior to the date of the filing of this report. Dohan and Company. has furnished the Company a copy of the letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements above. A copy of Dohan & Co.'s letter, is filed as Exhibit 16 to this Form 8-K. Dohan has stated that they cannot determine whether or not there will be disagreements with the Company on the matters set forth above.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS


(c)   Exhibits


Exhibit Number

16    Letter from Dohan & Co. LLP to the Securities and Exchange Commission

                                    SIGNATURE

      Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                              GlobeTel Communications Corp.


Dated: January 29, 2007                       By: /s/ Peter Khoury
                                                  --------------------------
                                                  Peter Khoury
                                                  Chief Executive Officer


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EXHIBIT INDEX

EXHIBIT
NUMBER

16    Letter from Dohan & Co. LLP to the Securities and Exchange Commission